                                                                    EXHIBIT 10.9

                          WARRANT CONVERSION AGREEMENT


         This Warrant Conversion Agreement (the "Agreement") dated June 26, 1996, is made by and among Keystone Consolidated Industries, Inc. (the "Company"), Coatings Group, Inc., Asgard, Ltd., and Parkway M & A Capital Corporation (collectively, the "Warrantholders").

                              W I T N E S S E T H:

         WHEREAS, the Company and DeSoto, Inc. ("DeSoto") have entered into an Agreement and Plan of Reorganization of even date herewith (the "Merger Agreement"); and

         WHEREAS, the Warrantholders, in order to induce the Company and DeSoto to enter into the Merger Agreement have agreed to the terms and conditions as set forth herein; and

         WHEREAS, the Company desires to continue to honor the obligations of DeSoto under the warrants held by the Warrantholders, subject to the terms and conditions contained herein;

         NOW, THEREFORE, for and consideration of the above stated premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Company agrees, subject to the amendments contained herein, to be bound by certain warrants to purchase DeSoto common stock, par value $1.00 per share (the "Warrants"), held by the Warrantholders, which Warrants were purchased by the Warrantholders (except for Coatings Group, Inc., which is the holder of the warrants originally purchased by Management Partners I, L.P. which warrants were distributed to Coatings Group, Inc. upon the dissolution of Management Partners I, L.P.) pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated July 20, 1992, between the Warrantholders and DeSoto (the "Purchase Agreement"). Subject to the terms of this Agreement, the Warrants shall, at the Effective Time (as defined in the Merger Agreement), be converted into Warrants (the "KCI Warrants") to purchase shares of the Company's common stock, $1.00 par value per share (the "KCI Common Stock").

         2. The Warrantholders hereby represent that as of the date hereof they currently hold the following number of Warrants:

Warrantholder                                                Number of Warrants
- -------------                                                ------------------
Coatings Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . 533,333
Asgard, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 400,000
Parkway M & A Capital Corporation . . . . . . . . . . . . . . . . . . . 266,667

The Warrantholders agree that, effective as of the Effective Time, the number of Warrants held by each shall be reduced by one-half of the number set forth above such that, immediately after the Effective Time, the number of shares of KCI Common Stock obtainable upon exercise of the KCI Warrants held by the Warrantholders shall be the number of Warrants provided below multiplied by the Exchange Ratio (as defined in the Merger Agreement):

Warrantholder                                                Number of Warrants
- -------------                                                ------------------
Coatings Group, Inc. .  . . . . . . . . . . . . . . . . . . . . . . . . 266,667
Asgard, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 200,000
Parkway M & A Capital Corporation . . . . . . . . . . . . . . . . . . . 133,333

         3. The Company and the Warrantholders agree that the Exercise Price (as defined in the Warrants) per share of KCI Common Stock for each KCI Warrant shall be $7.00 divided by the Exchange Ratio as of the Effective Time, subject to adjustment for events following the Effective Time in accordance with the terms of the Warrants.

         4. The Company and the Warrantholders agree that Section 9 of the Warrants shall be deleted in its entirety.

         5. The Warrantholders agree that they shall not exercise the Warrants from the date hereof until after the Effective Time. The Warrantholders further agree that they shall not sell, transfer, convey, encumber, hypothecate or otherwise assign the Warrants prior to the Effective Time.

         6.      Each Warrantholder represents and warrants as follows:

                 (a) The Warrantholder has taken all necessary corporate, partnership or personal action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Warrantholder and constitutes the valid and binding obligation of the Warrantholder, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights generally and except that no representation or warranty is made as to the availability of equitable remedies.

                 (b) The Warrantholder or, if applicable, the Warrantholder and Warrantholder's representatives, if any, have examined or have had an opportunity to examine before the date hereof all additional information concerning the Company as requested by Warrantholder or Warrantholder's representatives.

                 (c) The Warrantholder or the Warrantholder's representatives, if any, have had an opportunity to ask questions of and receive answers from officers of the Company concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Warrantholder.

                 (d) The Warrantholder or the Warrantholder and its representatives, if any, together have such knowledge and experience in financial and business matters that it, or they together, are capable of evaluating the merits and risks of an investment in the Company.

                 (e) The Warrantholder acknowledges that resale limitations exist with respect to the KCI Warrants and the KCI Common Stock to be issued upon exercise of the KCI Warrants (the "Exercised Shares"). Resales of either the KCI Warrants or the Exercised Shares by any person shall be made only in accordance with the Securities Act of 1933, as amended, and applicable state securities laws. The Warrantholder acknowledges that it is aware that the KCI Warrants bear and any Exercised Shares shall bear, the following legend (or substantially similar legend) and that stop transfer instructions shall be issued to enforce such limitations:

                 "The [warrants] [shares] represented by this certificate have not been registered under the Securities Act of 1933 nor applicable state securities laws. The [warrants] [shares] may not be sold, transferred or otherwise disposed of except in compliance with such Act and applicable state securities laws."

                 (f) The Warrantholder is acquiring the KCI Warrants and, if applicable, the Exercised Shares, hereunder for its own account, for investment purposes only and not with a view to the sale or other disposition thereof, in whole or in part, and the Warrantholder will hold the KCI Warrants and, if applicable, the Exercised Shares, as the beneficial owner thereof, and not as the nominee or on behalf of any other person or entity.

         7. The parties agree that, after the Effective Time, the KCI Warrants, except as amended herein, shall be a binding obligation of the Company, in their entirety, with such amendments.

         8. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         9. This Agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

         10. This Agreement shall terminate upon the earlier of the termination of the Merger Agreement or the expiration of the Warrants.

         11. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 26th day of June, 1996.


                                        KEYSTONE CONSOLIDATED INDUSTRIES, INC.


                                        By:
                                            -----------------------------------
                                            Glenn R. Simmons,
                                            Its Chief Executive Officer


                                        COATINGS GROUP, INC.


                                        By:
                                            -----------------------------------
                                            William Spier,
                                            Its President


                                        ASGARD, LTD.


                                        By:
                                            -----------------------------------
                                            Anders U. Schroeder,
                                            Its General Partner


                                        PARKWAY M & A CAPITAL CORPORATION


                                        By:
                                            -----------------------------------
                                            David Tobey,
                                            Its President